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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): APRIL 20, 2005

                          THE MIIX GROUP, INCORPORATED
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             (Exact Name of Registrant as Specified in its Charter)

    DELAWARE                      001-14593                   22-3586492
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   (State or Other               (Commission                 (IRS Employer
   Jurisdiction of               File Number)                Identification No.)
   Incorporation)

                                TWO PRINCESS ROAD
                         LAWRENCEVILLE, NEW JERSEY 08648
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            (Address of principal executive offices)        (Zip Code)

       Registrant's telephone number, including area code: (609) 896-2404
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On April 5, 2005, the United States Bankruptcy Court for the District of Delaware (the "Court"), issued an order pursuant to 11 U.S.C. Sections 105(A), 363(B), (F), (L) and (M) and 365, and Fed. R. Bankruptcy. P. 2002, 6004, 6006
and 9014: (A) Approving an Asset Purchase Agreement (the "Agreement") by and among New Jersey State Medical Underwriters, Inc., The MIIX Group, Incorporated and MDAdvantage Insurance Company of New Jersey and; (B) Authorizing (1) the sale of substantially all of the operating assets free and clear of liens, claims, interests and encumbrances and (2) the assumption and assignment of certain executory contracts and leases and (3) granting related relief for The MIIX Group, Incorporated (the "Company"), and New Jersey State Medical Underwriters, Inc., a wholly owned subsidiary of The MIIX Group, Incorporated (the "Companies"). A copy of the Court's order is attached hereto as Exhibit
99.1. Attachments to the order are not included as part of Exhibit 99.1, but are available at the office of the U.S. Trustee and the Bankruptcy Court. The Company undertakes to furnish a copy of any such omitted attachments to the Securities and Exchange Commission upon its request.

A final close between all parties, of the aforementioned Court approved sale and related matters, occurred on April 12, 2005. The price received for purchased assets was $1,000,000 plus the assumption of certain liabilities.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

In connection with the Court approved sale and the related matters described in
Item 2.01 of this Report, officers of The MIIX Group, Incorporated, resigned on April 14, 2005, from officer positions as follows.

            -     Patricia Costante as CEO,

            -     Allen Sugerman as CFO and Treasurer,

            -     Catherine Williams as Secretary, and

            - Edward Grab, as Senior Vice President of The MIIX Group, Incorporated.

Ms. Patricia Costante will retain the position of Chairman for an interim period.

At an April 14, 2005 Board of Directors meeting of the Company, the aforementioned resignations were accepted. Additionally, the Board of Directors approved the appointment of Perry M. Mandarino, Chief Restructuring Officer of the Companies and a principal of Traxi, LLC, to the position of Secretary.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

            (b) Pro Forma Financial Information. The Company is unable to prepare and file required pro forma financial statements reflecting the sale of the assets, due to constraints on its resources resulting from its bankruptcy proceedings. Among other things, the Company does not have financial statements as of a recent date which were prepared in accordance with generally accepted accounting principles ("GAAP"). Since filing for protection under Chapter 11, the Company has filed with the Securities and Exchange Commission in lieu of its Annual and Quarterly Reports on Forms 10-K and 10-Q, its monthly operating reports to the Court. These reports have been prepared in accordance with the requirements of the Bankruptcy Code and are not prepared in accordance with

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                  GAAP. In lieu of required pro forma financial statements, the
                  Company will file its monthly operating reports to the Court in the near future, which will reflect the Company's assets and liabilities on a non-GAAP basis after the sale of the assets.

            (c)   Exhibits

                  99.1 Order of the United States Bankruptcy Court for the District of Delaware dated April 5, 2005.

This Form 8-K contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties and may differ materially from actual future events or results. Although the Company believes that its expectations and beliefs are based on reasonable assumptions, it can give no assurance that its goals will be attained. The Company undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                THE MIIX GROUP, INCORPORATED

                                                By: /s/ Patricia A. Costante
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                                                        Chairman

April 20, 2005